UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported):  April 1, 2009

PLY GEM HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	333-114041 (Commission File No.)	20-0645710 (IRS Employer Identification No.)

5020 Weston Parkway, Suite 400 Cary, North Carolina 27513 (Address of principal executive offices)

(919) 677-3900
(Registrant’s telephone number, including area code)

NOT APPLICABLE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01       CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT

On April 1, 2009, the Audit Committee of the Board of Directors of Ply Gem Holdings, Inc. (the “Company”) approved the engagement of Ernst & Young LLP as its independent registered public accounting firm for the fiscal year ending December 31, 2009 and dismissed KPMG LLP.

The audit reports of KPMG LLP on the Company’s consolidated financial statements as of and for the years ended December 31, 2008 and 2007 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principle, except as follows:

KPMG LLP’s report on the consolidated financial statements of Ply Gem Holdings, Inc. and subsidiaries as of December 31, 2008 and 2007 contained a separate paragraph stating that “As discussed in note 5 to the consolidated financial statements, the Company has elected to change its method of accounting for a portion of its inventory in 2008 from the last-in, first-out (LIFO) method to the first-in, first-out (FIFO) method. As discussed in note 7 to the consolidated financial statements, the Company adopted the recognition and disclosure requirements in 2007 and the measurement provisions in 2008 of FASB Statement of Financial Accounting Standard No. 158, Employers’ Accounting for Defined Benefit Pension and Other Postretirement Plans an amendment of FASB Statements No. 87, 88, 106, and 132 (R).
As discussed in note 12 to the consolidated financial statements, on January 1, 2007, the Company adopted FASB Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes- an interpretation of FASB Statement No. 109.”

During the two fiscal years ended December 31, 2008 and the subsequent interim period through April 1, 2009, there were no (1) disagreements with KPMG LLP on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of KPMG LLP, would have caused them to make reference thereto in their reports, or (2) reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K).  The Company has requested KPMG LLP to furnish it a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements.  A copy of that letter, dated April 6, 2009, is filed as Exhibit 16.1 to this Form 8-K.

The Company executed the audit engagement letter with Ernst & Young LLP on April 6, 2009.  During the Company’s two fiscal years ended December 31, 2008, and the subsequent interim period through April 1, 2009, the Company did not consult with Ernst & Young LLP regarding any of the matters or events set forth in Regulation S-K, Item 304(a)(2)(i) or (ii).

ITEM 9.01       FINANCIAL STATEMENTS AND EXHIBITS

(d)                    Exhibits

16.1
Letter from KPMG LLP to the Securities and Exchange Commission dated, April 6, 2009, pursuant to Section 301(a)(3) of Regulation S-K of the rules and regulations of the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.

PLY GEM HOLDINGS, INC.

By:	/s/ Shawn K. Poe
Name:	Shawn K. Poe
Title:	Vice President, Chief Financial Officer, Treasurer and Secretary

Dated:  April 7, 2009

EXHIBIT INDEX

Exhibit No.       Description of Exhibits

16.1
Letter from KPMG LLP to the Securities and Exchange Commission, dated April 6, 2009, pursuant to Section 301(a)(3) of Regulation S-K of the rules and regulations of the Securities and Exchange Commission.